PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE THEY ARE BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”

AMENDMENT DEED

National Australia Bank Limited

and

Reading Entertainment Australia Pty Ltd

and

Each Guarantor

National Australia Bank Limited
Level 17, 395 Bourke Street

Melbourne VIC 3000

Page i

THIS DEED is dated the 12 day of May 2023 and is made between:

PARTIES:

(1)NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937 of Level 17,  395 Bourke Street, Melbourne, Victoria,  3000 (NAB);

(2)READING ENTERTAINMENT AUSTRALIA PTY LTD ABN 070 893 908 of 98 York Street, South Melbourne, Victoria 3205 (Borrower); and

(3)Each person listed in Schedule 1 (each a Guarantor).

BACKGROUND:

AThe parties are parties to the Original Document.

BThe parties agree to amend the Original Document on the terms and conditions set out in this document.

CWith effect on and from the Effective Date, the Original Document is amended in accordance with this document.

IT IS AGREED as follows:

1DEFINITIONS AND INTERPRETATION

1.1Definitions

Words which have a defined meaning in the Original Document have the same meaning in this document unless otherwise defined.

In this document:

Business Day means a day other than a Saturday, Sunday or public holiday in every state and territory of Australia.

Costs means costs, charges, fees and expenses, including those incurred in connection with NAB’s internal and external legal advisers (on a full indemnity basis) and professional consultants.

Effective Date means the date NAB gives the notice contemplated in clause 2.1  (Conditions precedent).

Original Document means the facility agreement between NAB, the Borrower and others originally dated 24 June 2011, as amended from time to time, including as most recently amended on 16 December 2022.

1.2Interpretation

Clause 1 (Interpretation) in the Original Document applies to this document as if set out in full in this document.

1.3Inconsistent law

To the extent permitted by law, this document prevails to the extent it is inconsistent with any law.

1.4Consideration

The parties enter into this document in consideration of, among other things, the mutual promises contained in this document.

1.5Transaction Document

This document is a Transaction Document for the purposes of the Original Document.

1.6Trustees and beneficiaries

If a party, other than NAB, is trustee of a trust:

(a)it enters into this document in both its capacity as trustee of the trust and in its personal capacity and is liable both personally and in its capacity as trustee;

(b)to the extent that the trustee holds any part of the assets as trust property, NAB has recourse to that party’s assets when seeking to enforce obligations whether the assets are held by that party as trustee or as beneficial owner; and

(c)each party which is the beneficiary of that trust authorises the entry into and performance of this document by the trustee.

1.7No undisclosed agency, partnership, scheme or trust

No party enters into this document as agent for an undisclosed principal, as a partner of any partnership, trustee of any trust, responsible entity of any registered scheme or otherwise for the benefit of any other person except as expressly described in this document.

2Conditions precedent

2.1Conditions precedent

The amendments proposed to the Original Document referred to in clause 3 (Amendment) are of no force and effect until NAB has notified the Borrower in writing that each of the following has been received by NAB in form and substance satisfactory to NAB:

(a)The results of NAB’s enquiries and searches; and

(b)An original of this document duly and fully executed by the Borrower and each Guarantor.

2.2Certification of copies

Unless otherwise required by NAB, each document specified in respect of a Borrower and a Guarantor in clause 2.1 (Conditions precedent) must be an original.  If NAB requires a certified copy of a document, the copy must be certified by a director or secretary of that Borrower or Guarantor as true and complete as at a date no earlier than 5 Business Days before the date of this document.

3AMENDMENT

With effect on and from the Effective Date, the Original Document is amended as follows:

(a)Clause 9.8(a)(i)(F), Clause 9.8(a)(i)(G) and Clause 9.8(a)(i)(H) are amended and restated as follows:

(F) At 31 March 2023, the Fixed Charges Cover Ratio for Calculation Period ending on that date is not less than 2 times;

(G) At 30 June 2023, the Fixed Charges Cover Ratio for Calculation Period ending on that date is not less than 2 times;

(H) At 30 September 2023, the Fixed Charges Cover Ratio for Calculation Period ending on that date is not less than 2 times; and

(b)Clause 9.8(a)(ii)(B) and Clause 9.8(a)(ii)(C) are amended by and restated as follows:

(B) at 31 March 2023 the Leverage Ratio for the Calculation Period ending on that date is less than or equal to 3.25 times;

(C) at 30 June 2023 the Leverage Ratio for the Calculation Period ending on that date is less than or equal to 3.25 times; and

4CONFIRMATION

Each party is bound by the Original Document as amended by this document. Each Security Provider agrees to the Security granted by it continuing to secure obligations under the Original Document as amended by this document.

5REPRESENTATIONS AND WARRANTIES

On the date of this document and on the Effective Date, each representation and warranty contained in the Original Document is deemed to be repeated by the Borrower and each Guarantor for the benefit of NAB with reference to facts and circumstances subsisting as at the date of this document and the Effective Date respectively.

6REMAINING PROVISIONS UNAFFECTED

Except as specifically amended by this document, the provisions of the Original Document remain in full force and effect.

7COSTS AND TAXES

The Borrower must pay to NAB immediately upon demand all Costs and Taxes of any nature incurred by NAB in connection with:

(a)the negotiation, preparation, execution, delivery, stamping, registration, completion, amendment, release and discharge of this document;

(b)the consideration and grant of any request for consent, approval or waiver under this document regardless of whether NAB gives the consent, approval or waiver sought; and

(c)the preservation, exercise, enforcement or waiver of any power, right or remedy under, or taking any action in connection with, this document or considering, preparing or attempting to do so.

8GENERAL

8.1Communications and Notices

Clause 19 (Notices) in the Original Document applies to this document as if set out in full in this document.

8.2Counterparts

This document may be executed in any number of counterparts and, if so, the counterparts taken together constitute one and the same instrument.

8.3Governing law and jurisdiction

This document is governed by the laws of Victoria. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

EXECUTED AS A DEED

SIGNATURES

NAB

Executed on behalf of the NATIONAL AUSTRALIA BANK LIMITED by its Attorney who holds the position of Level 2 Attorney under Power of Attorney dated 1 March 2007 in the presence of:

/s/ Jason Van Eden_____________________
Signature of Witness

Jason Van Eden_____________________
Name of Witness (print)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	_/s/ Meagan Zwerwer_____________ Signature of Attorney ___Meagan Zwerwer____________ Name of Attorney (print)

BORROWER AND GUARANTORS

as trustee for the Reading Property Partners No. 1 Discretionary Trust Signature of director Name of director (print)		Signature of director/company secretary Andrzej Matyczynski__________ Name of director/company secretary (print)

Executed by

Reading Entertainment Australia Pty Ltd ACN 070 893 908

Australia Country Cinemas Pty Ltd ACN 076 276 349

Reading Cinemas Asset Management Pty Ltd ACN 122 571 420

Burwood Developments Pty Ltd ACN 105 384 905

Epping Cinemas Pty Ltd ACN 073 997 172

Hotel Newmarket Pty Ltd ACN 094 367 969

Newmarket Properties Pty Ltd ACN 105 386 409

Newmarket Properties No. 2 Pty Ltd ACN 109 038 806

Newmarket Properties #3 Pty Ltd ACN 126 697 505

Reading Australia Leasing (E&R) Pty Ltd ACN 107 939 211

Reading Belmont Pty Ltd ACN 126 697 498

Reading Bundaberg 2012 Pty Ltd ACN 122 406 320

Reading Charlestown Pty Ltd ACN 123 938 483

Reading Cinemas Pty Ltd ACN 073 808 643

Reading Cinemas Management Pty Ltd ACN 122 406 311

State Cinema Hobart Pty Ltd ACN 108 861 061

Reading Dandenong Pty Ltd ACN 129 018 739

Reading Elizabeth Pty Ltd ACN 114 582 099

Reading Exhibition Pty Ltd ACN 103 529 782

Reading Licences Pty Ltd ACN 089 544 605

Reading Maitland Pty Ltd ACN 126 697 461

Reading Melton Pty Ltd ACN 109 074 517

Reading Properties Pty Ltd ACN 071 195 429

Reading Properties lndooroopilly Pty Ltd ACN 121 284 884 as trustee for the Landplan Property Partners Discretionary Trust

Reading Properties Taringa Pty Ltd ACN 128 819 483 as trustee for the Reading Property Partners No. 1 Discretionary Trust

Reading Property Holdings Pty Ltd ACN 126 289 772

Reading Rouse Hill Pty Ltd ACN 123 245 885

Reading Sunbury Pty Limited ACN 109 074 571

Rhodes Peninsula Cinema Pty Limited ACN 120 827 812

Westlakes Cinema Pty Ltd ACN 108 531 308

Reading Busselton Pty Ltd ACN 143 633 096

Reading Cannon Park Pty Ltd ACN 609 837 569

Angelika Anywhere Pty Ltd ACN 642 993 593

Reading Jindalee Pty Ltd ACN 629 483 914

Reading Devonport Pty Ltd ACN 629 484 126

Reading Altona Pty Ltd ACN 634 384 311

Reading South City Square Pty Ltd ACN 616 892 936

Reading Traralgon Pty Ltd ACN 618 457 202

Reading Burwood Pty Ltd ACN 619 050 396

Reading Cinemas Auburn Pty Ltd ACN 633 008 401

in accordance with Section 127 of the Corporations Act 2001

_/s/ Ellen M. Cotter_________________
Signature of director

_ Ellen M. Cotter____________________
Name of director (print)

	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	__/s/ Andrzej Matyczynski_______ Signature of director/company secretary _ Andrzej Matyczynski__________ Name of director/company secretary (print)

Schedule 1

[***]